Exhibit 10.9

AMENDMENT NO. 6 TO SALES AGENT AGREEMENT

This Amendment No. 6 To Sales Agent Agreement (“Amendment No. 6”) is made this 10th day of November, 2004, between Cutera Inc. (formerly Altus Medical, Inc.) (“Cutera”) and PSS World Medical, Inc. (“PSS”).

WHEREAS, Cutera and PSS entered into that February 14, 2003 Sales Agent Agreement, that March 17, 2003 Amendment No. 1 To Sales Agent Agreement, that November 6, 2003 Amendment No. 2 To Sales Agent Agreement, that May 3, 2004 Amendment No. 3 To Sales Agent Agreement, that June 18, 2004 Amendment No. 4 to Sales Agent Agreement and that September 21, 2004 Amendment No. 5 to Sales Agent Agreement (collectively, “Agreement”), and are hereby amending the Agreement as follows:

1. The first sentence of Section 1.4 is hereby deleted and replaced with the following:

“1.4 Products means Cutera’s CoolGlide CV-, CoolGlide Excel-, CoolGlide Vantage-, CoolGlide Genesis Plus- (a/k/a CoolGlide Xeo Rejuvenation-), CoolGlide Xeo-, CoolGlide Xeo Limited-, Xeo SA-, Omnilux- and Titan Tabletop systems, and related Product Upgrades.”

2. Exhibit A is hereby deleted and replaced with the following:

“Product Pricing”

For Products sold to PSS through March 31, 2005, the unit pricing will be as set forth below. The pricing for Products sold after March 31, 2005 will be negotiated by the parties in good faith at least two months before that date. All Product pricing information will be deemed Cutera’s Confidential Information.

Products	Unit Price
CoolGlide CV	$	[****]
Xeo SA – w/ LP560 or OPS600	$	[****]
Xeo SA – w/ Titan	$	[****]
Xeo SA – w/ Titan, plus LP560 or OPS600	$	[****]
CoolGlide Excel	$	[****]
CoolGlide Genesis Plus (CoolGlide Xeo Rejuv.)	$	[****]
CoolGlide Vantage	$	[****]
CoolGlide Xeo Limited	$	[****]
CoolGlide Xeo – w/ LP560 or OPS600	$	[****]
CoolGlide Xeo – w/ Titan, plus LP560 or OPS600	$	[****]
Omnilux (double-headed unit)	$	[****]
Titan Tabletop	$	[****]

Upgrades	Unit Price
CV -> Excel	$	[****]
CV -> Vantage	$	[****]
Excel -> Vantage	$	[****]
Genesis -> Vantage	$	[****]
CV -> Xeo	$	[****]
Excel -> Xeo	$	[****]
Genesis Plus -> Xeo	$	[****]
Vantage to Xeo	$	[****]
Xeo add LP-560 or OPS-600	$	[****]
Xeo add Titan	$	[****]

2. The capitalized terms that are used, but not defined, in this Amendment No. 6 shall have the same definitions provided in the Agreement. Except as expressly stated in this Amendment No. 6, the Agreement shall remain unmodified and in full force and effect.

Cutera, Inc.		PSS World Medical, Inc.

By:	/s/ Ronald J. Santilli	By:	/s/ Robert P. Gibson
Printed:	Ronald J. Santilli	Printed:	Robert P. Gibson II
Its:	V.P. and CFO	Its: :	V.P. Marketing

****	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.